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                                                                    EXHIBIT 3.15
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                                State of Alaska

                Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 6 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

[SEAL]                                  Deborah B. Sedwick
                                        Commissioner


                                        Certified by: /s/ Gina Markovich
                                                      ------------------
                                        Date: May 11, 1999
                                              --------------------------

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

                                                                 File No 64557-D
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                                State of Alaska
                Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                  CERTIFICATE
                                       OF
                                 INCORPORATION
                              Business Corporation

                                     [SEAL]

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that Articles of Incorporation of

                      PACIFIC TELECOM OF ALASKA PCS, INC.

have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues this Certificate of Incorporation and attaches hereto the original copy of the Articles of Incorporation.

                              IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on August 14,1998

                              /s/ Deborah B. Sedwick

                              Deborah B. Sedwick
                              Commissioner of Commerce
                                and Economic Development

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================================================================================
(Please do not write in this space - for Department Use)            FILING DATE:


================================================================================

                                                            Filed for Record
                                                            State of Alaska

                                                              AUG 14 1998

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION
                        (Domestic Business Corporation)

The undersigned natural person(s) of the age of 18 years or more, acting as incorporator(s) of a corporation under the Alaska Corporation Code (AS 10.06) adopt the following Articles of Incorporation:

                   PLEASE TYPE OR PRINT CLEARLY IN BLACK INK

ARTICLE I (See Number 1 of Instructions)

--------------------------------------------------------------------------------
The name of the corporation is:

Pacific Telecom of Alaska PCS, Inc.
--------------------------------------------------------------------------------

ARTICLE II (See Number 2 of Instructions)

--------------------------------------------------------------------------------
The corporation is organized for the purpose of:

Telephone Communications
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ARTICLE III (See Number 3 and 4 of Instructions)

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The aggregate number of shares which the corporation shall have authority to issue is: 1,000

  1,000           common            no series         no par value
-------------   -----------       -------------     ------------------------
NO. OF SHARES       CLASS             SERIES          PAR VALUE (Optional)

-------------   -----------       -------------     ------------------------
NO. OF SHARES       CLASS             SERIES          PAR VALUE (Optional)

-------------   -----------       -------------     ------------------------
NO. OF SHARES       CLASS             SERIES          PAR VALUE (Optional)
--------------------------------------------------------------------------------

08-400 (Rev. 12/96)
MM/dgl
(AK. - 2414 - 8/15/97)

ARTICLE IV (See Number 5 of Instructions)

--------------------------------------------------------------------------------
1.    The name of the registered agent (only one registered agent may be given):

      C T CORPORATION SYSTEM
      --------------------------------------------------------------------------

2.    The physical (street) address of the registered agent's office is:

      No. and Street: c/o C T CORPORATION SYSTEM, 801 W. Tenth St., Suite 300
                      ----------------------------------------------------------

      City: Juneau, Alaska                            Zip Code: 99801
            --------------                                      ----------------

3. Mailing (P.O. Box) address of the registered agent's office. If physical and mailing addresses are the same, please state "N/A."

      P.O. Box: N/A
                ----------------------------------------------------------------

      City: _______________________, Alaska    Zip Code: _______________________
--------------------------------------------------------------------------------

ARTICLE V (See Number 6 of Instructions)

--------------------------------------------------------------------------------
The name and address of each alien affiliate is: (If none, please indicate
"N/A.")

Name:                               Complete Residence or Business Address:

N/A
----------------------------        ____________________________________________

                                    ____________________________________________

                                    ____________________________________________

                                    ____________________________________________
--------------------------------------------------------------------------------

08-400 (Rev. 12/96)
MM/dgl
(AK. - 2414)

Attach additional pages for continuation of previous article and/or additional articles. Please indicate which article you are continuing and/or insert any desired additional provisions authorized by the code by adding additional articles here (see optional provisions in the instructions). The PRINTED name and SIGNATURE of each incorporator:

Signed by the incorporator or incorporators this 13th day of August, 1998.

                                    Complete Resident or Business Address:
      Name                                            (Optional)

G. Robert Collier, Jr.
--------------------------------    ------------------------------------------

/s/ G. Robert Collier
--------------------------------    ------------------------------------------

--------------------------------    ------------------------------------------

--------------------------------    ------------------------------------------

THE SIGNATURE OF EACH INCORPORATOR MUST BE NOTARIZED.

G. Robert Collier, Jr. says on oath or affirms that he has read the foregoing (or attached) document and believes all statements made in the document are true.

SUBSCRIBED AND SWORN before me this 13th day of August, 1998.


                                      /s/ Helen C. Greer
                                      ------------------------------------------
                                      Notary Public Helen C. Greer

            Seal                      My Commission Expires: Lifetime Commission
                                                             -------------------

08-400 (Rev. 12/96)
MM/dgl
(AK. - 2414)

                   STATEMENT OF STANDARD INDUSTRIAL CODE (SIC)

The SIC which most clearly describe the initial activities of the corporation are:

Primary:    4800         Secondary:                 Other:
         -------------              -------------          -------------

(AK. - 2414)

                        [LETTERHEAD OF PACIFIC TELECOM]

August 14, 1998

Secretary of State
Corporations Division
State of Alaska

      Subject: Consent to Incorporation of Pacific Telecom of Alaska PCS, Inc.

Dear Sir or Madam:

      I serve as President of Pacific Telecom Cable, Inc., a Delaware corporation, holder of a Certificate of Authority to transact business in the State of Alaska.

      Consent is hereby given by Pacific Telecom Cable, Inc. for the incorporation of Pacific Telecom of Alaska PCS, Inc. in the State of Alaska.

                                        Very truly yours,


                                        /s/ Stephen E. Lovas

                                        Stephen E. Lovas
                                        President